UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
February 2, 2016
Date of Report (Date of earliest event reported)
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FEI COMPANY
(Exact name of registrant as specified in its charter)
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Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)
(503) 726-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 2, 2016, FEI Company issued a press release announcing results for the quarter ended December 31, 2015. A copy of this press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information in this Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by FEI Company, dated February 2, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

/s/ Bradley J. Thies
Bradley J. Thies
Senior Vice President, General Counsel and Secretary
Date: February 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by FEI Company, dated February 2, 2016